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                                                                    EXHIBIT 10.2

                    [LETTERHEAD OF ELVINGER, HOSS & PRUSSEN]

    We hereby consent to being named and to the summarization of advice attributed to us in the Annual Report on Form 20-F of Stolt Offshore S.A. for the fiscal year ended November 30, 2000.

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
                                                       ELVINGER, HOSS & PRUSSEN

                                                       By:  /s/ JEAN HOSS
                                                            -----------------------------------------
                                                            Name: Jean Hoss
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Luxembourg,
May 30, 2001